Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund	September 30, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 154.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 32.8%
AI Silk Midco Ltd. 8.351% (Euribor 6MO + 5.000%) due 03/04/2031 ~	EUR	1,800	$1,997
Altice France SA
9.185% (Euribor 3MO + 5.500%) due 08/15/2028 ~		100	84
10.801% (TSFR3M + 5.500%) due 08/15/2028 ~		$5,785	4,353
Cohesity
TBD% due 03/08/2031 «µ		1,808	1,808
TBD% due 03/08/2031 «		17,100	17,100
Comexposium 4.969% (EUR012M + 4.000%) due 03/28/2026 «~	EUR	38,951	49,861
CoreWeave Compute Acquisition Co. LLC TBD% (TSFR3M + 6.000%) due 05/16/2029 «~µ		$21,900	21,913
Diamond Sports Group LLC TBD% due 05/25/2026 «		16,501	13,720
Envision Healthcare Corp. 13.203% due 11/03/2028 «		31,021	32,107
EPIC Y-Grade Services LP 11.068% (TSFR3M + 5.750%) due 06/29/2029 ~		2,900	2,896
Espai Barca Fondo De Titulizacion (5.000% Cash) 5.000% (Euribor 6MO) due 06/30/2028 «~(b)	EUR	6,608	8,727
First Brands Group LLC 10.514% due 03/30/2027		$21,820	21,628
Forward Air Corp. 9.752% due 12/19/2030		2,400	2,387
Galaxy U.S. Opco, Inc. 10.002% due 04/29/2029		4,793	4,034
Gateway Casinos & Entertainment Ltd.
12.531% due 10/18/2027	CAD	9,913	7,440
13.221% due 10/15/2027		$10,781	10,943
Gray Television, Inc. 10.451% due 06/04/2029		2,793	2,689
Harp Finco Ltd. TBD% due 01/30/2032 «µ	GBP	5,325	6,977
iHeartCommunications, Inc.
7.960% due 05/01/2026		$2,000	1,739
8.210% due 05/01/2026		5,047	4,362
J & J Ventures Gaming LLC 9.960% (TSFR1M + 5.000%) due 04/26/2028 «~		2,590	2,591
LifeMiles Ltd. 10.569% due 08/30/2026		2,681	2,687
LifePoint Health, Inc. 10.054% (TSFR3M + 4.750%) due 11/16/2028 ~		4,700	4,703
Market Bidco Ltd. 8.292% (Euribor 3MO + 4.750%) due 11/04/2027 ~	EUR	3,326	3,685
Modena Buyer LLC 9.104% due 07/01/2031		$6,200	5,950
MPH Acquisition Holdings LLC 9.569% due 09/01/2028		2,665	2,021
NAC Aviation 29 DAC 7.427% (TSFR6M + 2.164%) due 06/30/2026 ~		17,387	16,987
Obol France 3 SAS 8.580% (Euribor 6MO + 4.750%) due 12/31/2025 ~	EUR	7,000	7,509
Poseidon Bidco SASU 8.345% (Euribor 3MO + 5.000%) due 03/13/2030 ~		3,900	3,367
Project Quasar Pledgco SLU 6.686% (Euribor 1MO + 3.250%) due 03/15/2026 «~		8,045	8,716
Promotora de Informaciones SA 8.898% (Euribor 3MO + 5.220%) due 12/31/2026 ~		29,650	32,730
Promotora de Informaciones SA (6.648% Cash and 5.000% PIK) 11.648% (Euribor 3MO + 2.970%) due 06/30/2027 «~(b)		2,462	2,617
PURIS LLC 10.354% (TSFR3M + 5.750%) due 06/30/2031 «~		$3,496	3,492
Quantum Bidco Ltd. 10.727% due 01/31/2028	GBP	20,000	26,137
Republic of Cote d'lvoire 8.268% (Euribor 6MO + 5.000%) due 03/19/2027 «~	EUR	500	560
SCUR-Alpha 1503 GmbH
9.136% (Euribor 3MO + 5.500%) due 03/29/2030 ~		5,200	5,631
10.752% due 03/29/2030		$7,881	7,532
Softbank Vision Fund II 6.000% due 12/23/2025 «		19,364	19,143
Steenbok Lux Finco 1 SARL 10.000% (Euribor 6MO + 10.000%) due 06/30/2026 «~	EUR	63	71

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

SteenbokLux Finco 2 SARL
10.000% due 06/30/2026		75,473	26,151
10.000% (Euribor 6MO + 10.000%) due 06/30/2026 «~		42	48
Subcalidora 2 SARL 9.095% (Euribor 3MO + 5.750%) due 08/14/2029 «~		14,400	15,709
Sunseeker TBD% - 5.550% due 10/31/2028 «		$22,100	21,880
Syniverse Holdings, Inc. 11.604% due 05/13/2027		2,712	2,685
U.S. Renal Care, Inc. 9.960% due 06/20/2028		34,709	31,776
Unicorn Bay 13.000% due 12/31/2026 «	HKD	117,654	15,228
Upfield BV 8.178% (Euribor 6MO + 4.500%) due 01/03/2028 ~	EUR	3,000	3,342
Wesco Aircraft Holdings, Inc. TBD% - 13.445% (TSFR3M + 8.600%) due 10/31/2024 «~		$20,573	22,020
Windstream Services LLC 8.945% due 02/23/2027 «		16,810	16,810

Total Loan Participations and Assignments (Cost $542,692)			528,543

CORPORATE BONDS & NOTES 36.4%
BANKING & FINANCE 8.7%
Adler Financing SARL 12.500% due 12/31/2028 (b)	EUR	13,602	15,782
Adler Real Estate AG 3.000% due 04/27/2026		15,900	16,887
Alamo Re Ltd.
12.296% (T-BILL 1MO + 7.750%) due 06/07/2027 ~		$550	570
15.796% (T-BILL 1MO + 11.250%) due 06/08/2026 ~		250	264
Armor Holdco, Inc. 8.500% due 11/15/2029 (j)		2,800	2,691
Armor RE Ltd. 14.852% (T-BILL 3MO + 10.250%) due 05/07/2031 ~		250	261
Cape Lookout Re Ltd. 12.546% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		1,800	1,839
Claveau Re Ltd. 21.796% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		2,646	1,852
Corestate Capital Holding SA (10.000% Cash or 11.000% PIK) 10.000% due 12/31/2026 (b)	EUR	331	332
Credit Suisse AG AT1 Claim		$800	102
East Lane Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		300	301
Everglades Re II Ltd.
15.046% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		500	522
16.046% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		500	521
17.296% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	523
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (j)		18,350	16,951
Hestia Re Ltd. 14.626% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		2,347	2,194
Integrity Re Ltd.
21.546% (T-BILL 1MO + 17.000%) due 06/08/2026 ~		900	955
27.546% (T-BILL 1MO + 23.000%) due 06/08/2026 ~		900	967
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025 (j)	EUR	1,100	1,184
Long Walk Reinsurance Ltd. 14.296% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$1,700	1,733
Longleaf Pine Re Ltd. 22.046% (T-BILL 1MO + 17.500%) due 05/27/2031 ~		280	304
Polestar Re Ltd.
15.046% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		600	600
17.796% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		1,800	1,860
Purple Re Ltd. 13.546% (T-BILL 1MO + 9.000%) due 06/06/2031 ~		300	310
Quercus Re DAC 11.674% due 01/06/2031 ~	EUR	250	276
Sanders Re Ltd. 17.546% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		$4,164	3,696
SVB Financial Group
1.800% due 02/02/2031 ^(c)		3,175	1,859
2.100% due 05/15/2028 ^(c)		400	234
3.125% due 06/05/2030 ^(c)		500	293
3.500% due 01/29/2025 ^(c)		200	117
4.345% due 04/29/2028 ^(c)		1,300	761
4.570% due 04/29/2033 ^(c)		4,000	2,344
Titanium 2l Bondco SARL 6.250% due 01/14/2031 (b)	EUR	20,125	6,318
Torrey Pines Re Ltd.
10.602% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		$400	413
11.852% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		300	309
13.602% (T-BILL 1MO + 9.000%) due 06/05/2031 ~		300	309

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

UnitiGroup LP
6.000% due 01/15/2030 (j)		21,202	18,109
6.500% due 02/15/2029 (j)		26,904	23,388
10.500% due 02/15/2028 (j)		6,343	6,776
Ursa Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		2,000	2,091
Veraison Re Ltd. 17.078% (T-BILL 1MO + 12.532%) due 03/10/2031 ~		1,600	1,718
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(c)		22,619	0
Winston RE Ltd.
14.796% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		250	262
16.296% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		1,400	1,472

			140,250

INDUSTRIALS 24.8%
Alta Equipment Group, Inc. 9.000% due 06/01/2029 (j)		1,900	1,703
Altice France Holding SA
8.000% due 05/15/2027	EUR	13,000	4,522
10.500% due 05/15/2027		$11,400	3,954
Altice France SA
3.375% due 01/15/2028	EUR	8,500	6,718
5.125% due 01/15/2029		$400	281
5.125% due 07/15/2029		6,421	4,521
5.500% due 01/15/2028		2,900	2,111
5.500% due 10/15/2029		3,000	2,105
8.125% due 02/01/2027 (j)		1,900	1,555
Carvana Co. (11.000% Cash and 13.000% PIK) 24.000% due 06/01/2030 (b)(j)		4,438	4,756
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (b)(j)		16,191	18,796
Directv Financing LLC 5.875% due 08/15/2027 (j)		3,400	3,341
DISH DBS Corp.
5.250% due 12/01/2026		19,900	18,427
5.750% due 12/01/2028		13,400	11,733
DISH Network Corp. 11.750% due 11/15/2027		7,400	7,773
Ecopetrol SA
8.375% due 01/19/2036 (j)		520	532
8.875% due 01/13/2033 (j)		1,000	1,073
GN Bondco LLC 9.500% due 10/15/2031 (j)		11,300	11,905
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (j)		29,522	28,320
Inter Media & Communication SpA 6.750% due 02/09/2027 (j)	EUR	1,785	2,019
JetBlue Airways Corp. 9.875% due 09/20/2031 (j)		$23,604	24,886
LifePoint Health, Inc. 11.000% due 10/15/2030 (j)		4,780	5,400
Market Bidco Finco PLC 4.750% due 11/04/2027 (j)	EUR	2,300	2,464
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029 (j)		$12,400	8,319
Petroleos Mexicanos
6.700% due 02/16/2032 (j)		4,206	3,774
6.840% due 01/23/2030 (j)		2,000	1,853
8.750% due 06/02/2029 (j)		3,253	3,296
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (j)		6,200	6,401
ProFrac Holdings LLC 11.842% (TSFR3M + 7.250%) due 01/23/2029 ~(j)		6,604	6,835
Rivian Holdings LLC 11.359% due 10/15/2026 •(j)		6,800	6,885
Thames Water Utilities Finance PLC
4.375% due 07/03/2034	GBP	100	98
5.125% due 09/28/2037		100	98
7.750% due 04/30/2044		100	102
Times Square Hotel Trust 8.528% due 08/01/2026		$256	257
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		167	163
U.S. Renal Care, Inc. 10.625% due 06/28/2028		7,141	6,266
Vale SA 0.000% due 12/29/2049 ~(h)	BRL	340,000	20,908
Venture Global LNG, Inc.
9.500% due 02/01/2029 (j)		$6,414	7,229
9.875% due 02/01/2032 (j)		3,250	3,613
Veritas U.S., Inc. 7.500% due 09/01/2025 (j)		7,209	6,770
Viridien
7.750% due 04/01/2027 (j)	EUR	3,800	4,187

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

8.750% due 04/01/2027 (j)		$19,353	18,877
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^«(b)(c)		83,934	70,698
Windstream Escrow LLC 7.750% due 08/15/2028 (j)		51,680	51,766
Yinson Boronia Production BV 8.947% due 07/31/2042 (j)		2,900	3,106

			400,396

UTILITIES 2.9%
Gazprom PJSC via Gaz Finance PLC 3.000% due 06/29/2027		200	122
NGD Holdings BV 6.750% due 12/31/2026 (j)		982	731
Oi SA (10.000% Cash or 6.000% PIK) 10.000% due 06/30/2027 (b)		28,569	24,855
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (b)		63,038	6,304
Peru LNG SRL 5.375% due 03/22/2030 (j)		15,240	14,068

			46,080

Total Corporate Bonds & Notes (Cost $678,599)			586,726

CONVERTIBLE BONDS & NOTES 1.7%
BANKING & FINANCE 1.5%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (b)	EUR	1,710	771
PennyMac Corp. 5.500% due 03/15/2026 (j)		$24,225	23,583

			24,354

INDUSTRIALS 0.2%
DISH Network Corp. 3.375% due 08/15/2026 (j)		3,700	2,996

Total Convertible Bonds & Notes (Cost $29,893)			27,350

MUNICIPAL BONDS & NOTES 0.5%
PUERTO RICO 0.4%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2051 (j)		8,678	5,684

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)		25,000	2,461

Total Municipal Bonds & Notes (Cost $7,611)			8,145

U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(j)		20,182	2,853
3.000% due 12/25/2032 - 01/25/2051 (a)(j)		11,629	1,833
3.500% due 05/25/2030 (a)(j)		3,050	151
4.000% due 09/25/2051 (a)(j)		22,602	4,860
5.000% due 08/25/2043 (a)(j)		2,348	444
Freddie Mac
0.543% due 07/15/2042 •(a)(j)		1,595	214
0.743% due 03/15/2043 - 11/15/2047 •(a)(j)		7,694	847
2.000% due 11/25/2050 - 01/25/2051 (a)(j)		17,951	2,010
3.000% due 11/25/2050 - 09/25/2051 (a)(j)		42,376	6,532
3.500% due 04/25/2041 (a)(j)		7,551	927
4.000% due 11/25/2048 - 06/25/2051 (a)(j)		12,799	2,556
4.500% due 12/25/2050 (a)(j)		3,955	865

Total U.S. Government Agencies (Cost $21,169)			24,092

NON-AGENCY MORTGAGE-BACKED SECURITIES 41.6%
280 Park Avenue Mortgage Trust 8.245% due 09/15/2034 •(j)		4,750	4,325
Adjustable Rate Mortgage Trust
4.874% due 02/25/2036 ~(j)		6,427	4,176
4.874% due 02/25/2036 ~		1,074	691
Ashford Hospitality Trust
7.369% due 04/15/2035 •(j)		2,500	2,457
8.369% due 04/15/2035 •(j)		8,700	8,542
Atrium Hotel Portfolio Trust
8.444% due 12/15/2036 •(j)		1,111	996
8.794% due 06/15/2035 •(j)		11,037	10,990

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

Bancof America Funding Trust
3.020% due 09/26/2036 ~(j)		4,368	3,273
5.209% due 06/26/2036 •(j)		3,026	2,615
5.750% due 05/26/2036		268	161
Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~(j)		15,650	11,714
8.944% due 07/15/2037 •(j)		3,200	2,899
Barclays Commercial Real Estate Trust 4.715% due 08/10/2033 ~(j)		16,650	11,479
Bear Stearns Commercial Mortgage Securities Trust 5.566% due 01/12/2045 ~		30	30
Beast Mortgage Trust
8.661% due 03/15/2036 •(j)		5,750	3,144
9.661% due 03/15/2036 •(j)		7,125	3,399
Beneria Cowen & Pritzer Collateral Funding Corp.
7.703% due 06/15/2038 •(j)		10,000	7,922
8.849% due 06/15/2038 •(j)		5,000	3,108
Braemar Hotels & Resorts Trust 7.669% due 06/15/2035 •(j)		7,900	7,761
Citigroup Commercial Mortgage Trust
3.635% due 05/10/2035 ~(j)		1,300	1,182
3.917% due 12/15/2072 ~		6,250	2,384
Citigroup Mortgage Loan Trust 5.167% due 08/25/2036 ~(j)		1,148	1,040
Colony Mortgage Capital Ltd. 7.954% due 11/15/2038 •(j)		15,000	13,112
COLT Mortgage Loan Trust 8.052% due 04/25/2068 ~(j)		3,288	3,319
Commercial Mortgage Trust 7.638% due 06/15/2034 •(j)		7,400	3,441
Connecticut Avenue Securities Trust
10.780% due 12/25/2041 •(j)		8,900	9,326
11.280% due 10/25/2041 •(j)		3,800	4,007
Countrywide Alternative Loan Trust 6.250% due 12/25/2036 (j)		4,602	2,016
Countrywide Home Loan Mortgage Pass-Through Trust 6.000% due 08/25/2035 •(j)		2,307	1,776
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 02/25/2067 ~(a)		364,438	489
0.005% due 02/25/2067 ~(a)		364,438	125
4.000% due 02/25/2067 ~(j)		23,825	18,351
4.019% due 01/25/2060 ~(j)		8,144	6,564
4.084% due 02/25/2067 ~		9,147	2,170
8.744% due 07/15/2032 •(j)		19,982	19,515
Credit Suisse Mortgage Capital Trust 3.651% due 07/25/2050 ~		10,164	8,174
CRSNT Commercial Mortgage Trust 8.714% due 04/15/2036 •(j)		7,000	6,421
Deutsche Mortgage & Asset Receiving Corp. 4.281% due 11/27/2036 •(j)		6,257	5,790
DOLP Trust
0.665% due 05/10/2041 ~(a)(j)		309,500	10,361
3.704% due 05/10/2041 ~(j)		32,400	20,990
DROP Mortgage Trust 7.961% due 10/15/2043 •(j)		5,500	4,515
Extended Stay America Trust 8.911% due 07/15/2038 •(j)		16,751	16,780
Freddie Mac
10.030% due 02/25/2042 •(j)		1,800	1,907
10.030% due 01/25/2051 •(j)		1,700	1,830
10.780% due 01/25/2034 •(j)		4,000	4,509
12.780% due 10/25/2041 •(j)		23,500	25,344
13.080% due 11/25/2041 •(j)		12,900	14,003
13.780% due 02/25/2042 •(j)		1,200	1,323
GCT Commercial Mortgage Trust 8.561% due 02/15/2038 •		49,700	1,251
Great Hall Mortgages PLC 8.949% due 06/18/2039 •(j)	GBP	1,940	2,575
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 «		$27,000	193
GS Mortgage Securities Corp. Trust 7.944% due 11/15/2032 •(j)		10,782	10,589
GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		152	145
0.000% due 12/25/2060 ~(a)		165,355	4,484
0.165% due 12/25/2060 ~(a)		143,607	970
3.976% due 12/25/2060 ~(j)		34,468	23,175
GSR Mortgage Loan Trust 6.250% due 08/25/2036 (j)		4,085	1,225
Hawaii Hotel Trust
8.144% due 05/15/2038 •(j)		34,720	34,432
8.144% due 05/15/2038 (j)		5,000	4,959
HPLY Trust 8.382% due 11/15/2036 •(j)		1,642	1,633
JP Morgan Alternative Loan Trust 5.249% due 03/25/2037 •		16,305	12,688

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

JPMorgan Chase Commercial Mortgage Securities Trust
6.961% due 12/15/2036 •		1,700	429
7.444% due 02/15/2035 •(j)		1,272	1,229
7.663% due 07/05/2033 •(j)		5,012	3,954
8.013% due 07/05/2033 •(j)		10,000	7,260
8.311% due 03/15/2036 •(j)		25,550	11,349
9.061% due 03/15/2036 •(j)		9,500	3,742
10.061% due 03/15/2036 •		700	107
JP Morgan Resecuritization Trust 4.517% due 12/27/2046 •(j)		11,533	9,500
Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~		140,072	4,206
0.000% due 04/25/2057 ~(a)		140,072	463
0.000% due 11/25/2058 ~(a)		110,196	366
0.000% due 11/25/2058 ~		110,196	387
3.933% due 04/25/2057 ~(j)		20,617	14,602
4.046% due 11/25/2058 ~(j)		16,205	11,039
Morgan Stanley Capital Trust
7.455% due 12/15/2036 •(j)		4,294	203
7.594% due 11/15/2034 •(j)		5,370	5,303
8.544% due 11/15/2034 •(j)		3,357	3,326
Morgan Stanley Re-REMIC Trust 3.823% due 03/26/2037 þ(j)		2,745	2,762
MRCD Mortgage Trust 2.718% due 12/15/2036 (j)		28,715	16,451
Myers Park CLO Ltd. 0.000% due 10/20/2030 «		13,000	197
Natixis Commercial Mortgage Securities Trust 3.917% due 11/15/2032 ~(j)		2,110	1,414
New Orleans Hotel Trust 7.833% due 04/15/2032 •(j)		7,491	7,017
New Residential Mortgage Loan Trust 3.997% due 07/25/2059 ~(j)		5,000	3,619
New York Mortgage Trust 5.250% due 07/25/2062 þ(j)		2,073	2,057
Residential Accredit Loans, Inc. Trust 5.389% due 06/25/2037 •(j)		725	634
Residential Asset Securitization Trust 6.500% due 08/25/2036 (j)		5,371	1,622
Seasoned Credit Risk Transfer Trust
1.864% due 06/25/2057 ~(a)		5,634	1,042
3.813% due 05/25/2057 ~(j)		18,185	7,727
4.250% due 09/25/2060 (j)		7,547	7,273
4.250% due 03/25/2061 ~(j)		3,263	2,969
15.281% due 11/25/2060 ~(j)		5,501	4,117
16.146% due 09/25/2060 ~(j)		4,226	3,234
SFO Commercial Mortgage Trust
8.111% due 05/15/2038 •(j)		18,000	15,628
8.861% due 05/15/2038 •(j)		8,000	6,176
Structured Adjustable Rate Mortgage Loan Trust 5.804% due 03/25/2036 ~(j)		4,962	4,864
Trinity Square PLC
0.000% due 07/15/2059 (f)	GBP	10	3,363
0.000% due 07/15/2059 (f)(j)		7,804	7,687
6.696% due 07/15/2059 ~(j)		10,926	14,579
7.046% due 07/15/2059 ~(j)		4,682	6,174
8.046% due 07/15/2059 ~(j)		4,682	6,183
8.796% due 07/15/2059 ~(j)		4,682	6,041
10.046% due 07/15/2059 ~(j)		6,244	8,450
10.546% due 07/15/2059 ~(j)		4,682	5,878
11.046% due 07/15/2059 ~(j)		8,377	11,216
VASA Trust
8.361% due 07/15/2039 •(j)		$10,000	5,875
9.111% due 07/15/2039 •(j)		7,000	3,745
Verus Securitization Trust 8.122% due 12/25/2068 ~(j)		4,538	4,611
Waikiki Beach Hotel Trust
7.424% due 12/15/2033 •(j)		3,000	2,956
8.074% due 12/15/2033 •(j)		5,000	4,844
WaMu Mortgage Pass-Through Certificates Trust
5.933% due 07/25/2047 •(j)		1,955	1,611
6.019% due 12/25/2045 •(j)		12,461	10,705
Wells Fargo Mortgage-Backed Securities Trust 7.578% due 10/25/2036 ~(j)		218	208

Total Non-Agency Mortgage-Backed Securities (Cost $853,687)			669,159

ASSET-BACKED SECURITIES 22.9%
Aames Mortgage Investment Trust 7.669% due 01/25/2035 •(j)		5,000	3,724
ACE Securities Corp. Home Equity Loan Trust 5.344% due 08/25/2036 •(j)		24,772	19,407
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 6.769% due 07/25/2035 •(j)		7,500	6,297
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 5.659% due 01/25/2036 •(j)		21,459	21,790

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

Asset-Backed Securities Corp. Home Equity Loan Trust 5.199% due 05/25/2037 •(j)	7,847	5,598
Ayresome CDO Ltd. 8.870% due 12/08/2045 •(j)	25,992	6,624
Bear Stearns Asset-Backed Securities Trust 4.912% due 01/25/2037 •(j)	6,307	5,709
BNC Mortgage Loan Trust 6.469% due 11/25/2037 •(j)	32,783	23,442
Carvana Auto Receivables Trust 0.000% due 01/10/2028 «(f)	10	1,061
College Avenue Student Loans LLC
0.000% due 06/25/2054 «(f)(j)	11	5,006
4.120% due 07/25/2051 (j)	962	892
6.610% due 06/25/2054 «(j)	1,369	1,421
8.660% due 06/25/2054 «(j)	1,971	2,088
Countrywide Asset-Backed Certificates Trust
5.219% due 06/25/2037 •(j)	5,570	4,942
5.404% due 02/25/2037 •(j)	10,399	9,594
Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	840,370	84
5.450% due 08/02/2049 •	29,910	219
Encore Credit Receivables Trust 6.724% due 10/25/2035 •(j)	5,935	5,462
Exeter Automobile Receivables Trust 0.000% due 12/15/2033 «(f)	12	1,537
Fieldstone Mortgage Investment Trust 7.894% due 08/25/2034 •(j)	2,728	2,112
First Franklin Mortgage Loan Trust
5.279% due 10/25/2036 •(j)	6,000	4,852
5.899% due 11/25/2035 •(j)	8,078	7,197
First NLC Trust 5.989% due 12/25/2035 •(j)	10,448	9,083
Flagship Credit Auto Trust 0.000% due 04/17/2028 «(f)	10	695
FREED ABS Trust 0.000% due 09/20/2027 «(f)	4	102
Fremont Home Loan Trust 6.019% due 01/25/2035 •(j)	7,105	5,676
GreenSky Home Improvement Trust 7.330% due 06/25/2059	1,100	1,132
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 ~(j)	27,000	6,333
GSAMP Trust 5.419% due 08/25/2036 •(j)	16,643	13,993
Huntington Bank Auto Credit-Linked Notes Trust 6.153% due 05/20/2032 (j)	2,151	2,188
KKR CLO Ltd. 0.000% due 04/20/2034 ~(j)	10,000	6,811
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~(j)	5,600	2,040
Marlette Funding Trust 0.000% due 09/16/2030 «(f)	38	1,255
MASTR Asset-Backed Securities Trust 5.554% due 01/25/2036 •(j)	6,273	4,799
Montauk Point CDO Ltd.
5.886% due 04/06/2046 •(j)	327,058	8,503
8.815% due 10/06/2042 •(j)	213,556	15,077
Morgan Stanley ABS Capital, Inc. Trust 6.079% due 07/25/2035 •(j)	10,596	8,379
Morgan Stanley Home Equity Loan Trust 6.034% due 05/25/2035 •(j)	5,330	4,824
Myers Park CLO Ltd. 0.000% due 10/20/2030 «~	13,000	5,070
New Century Home Equity Loan Trust 5.989% due 06/25/2035 •(j)	17,531	16,969
PRET LLC
3.721% due 07/25/2051 þ(j)	2,624	2,565
7.967% due 09/25/2051 þ(j)	17,959	17,753
Ready Capital Mortgage Financing LLC 8.719% due 04/25/2038 •(j)	7,000	6,795
Residential Asset Mortgage Products Trust 6.244% due 02/25/2035 •(j)	5,307	4,536
Santander Bank Auto Credit-Linked Notes
6.110% due 06/15/2032 (j)	2,200	2,223
7.762% due 06/15/2032 (j)	1,600	1,628
10.171% due 06/15/2032 (j)	3,710	3,784
13.030% due 06/15/2032	3,273	3,331
Saxon Asset Securities Trust 5.449% due 09/25/2036 •(j)	11,210	8,639
Securitized Asset-Backed Receivables LLC Trust 5.469% due 03/25/2036 •(j)	1,409	881
Sierra Madre Funding Ltd. 5.612% due 09/07/2039 •	975	624
SMB Private Education Loan Trust 0.000% due 02/16/2055 «(f)	5	4,966

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

SoundviewHome Loan Trust 5.794% due 12/25/2035 •(j)		6,306	5,840
Specialty Underwriting & Residential Finance Trust 5.269% due 09/25/2037 •(j)		22,157	7,843
Stream Innovations Trust 6.270% due 07/15/2044		441	453
Structured Asset Investment Loan Trust 5.944% due 07/25/2035 •(j)		10,602	8,163
Structured Asset Securities Corp. Mortgage Loan Trust 5.269% due 04/25/2036 •(j)		20,820	17,965
Structured Finance Advisors ABS CDO Ltd. 8.500% due 07/02/2037 (j)		41,770	6,050
Summer Street Ltd. 5.506% due 12/06/2045 •(j)		56,060	13,434

Total Asset-Backed Securities (Cost $460,302)			369,460

SOVEREIGN ISSUES 2.2%
Argentina Government International Bond 3.500% due 07/09/2041 þ(j)		5,233	2,397
Ecuador Government International Bond
5.500% due 07/31/2035 þ(j)		3,300	1,889
6.900% due 07/31/2030 þ(j)		2,920	2,133
Egypt Government International Bond 6.375% due 04/11/2031 (j)	EUR	3,700	3,464
El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$5,700	132
9.250% due 04/17/2030		5,700	5,680
Russia Government International Bond
5.100% due 03/28/2035		200	84
5.625% due 04/04/2042		4,200	2,877
Turkey Government International Bond
50.000% due 09/06/2028 ~	TRY	396,200	11,481
51.594% due 05/20/2026 ~		600	18
51.594% due 08/19/2026 ~		400	12
51.594% due 05/17/2028 ~		79,200	2,302
Ukraine Government International Bond
0.000% due 02/01/2030 þ(g)		$271	119
0.000% due 02/01/2034 þ(g)		1,014	347
0.000% due 02/01/2035 þ(g)		856	375
0.000% due 02/01/2036 þ(g)		714	310
1.750% due 02/01/2034 þ		1,614	720
1.750% due 02/01/2035 þ		1,738	755
1.750% due 02/01/2036 þ		1,614	694

Total Sovereign Issues (Cost $33,272)			35,789

		SHARES
COMMON STOCKS 10.9%
COMMUNICATION SERVICES 0.5%
Promotora de Informaciones SA 'A'(d)		1,623,357	588
Syniverse Holdings, Inc.«(i)		7,588,112	7,383

			7,971

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV«(d)(i)		115,240,755	0

FINANCIALS 4.7%
Banca Monte dei Paschi di Siena SpA		2,274,000	13,117
Corestate Capital Holding SA«(d)(i)		632,951	0
Intelsat Emergence SA«(i)		652,149	19,373
Market Garden Dogwood LLC†«‡(i)		42,000,000	43,010
UBS Group AG		5,143	158

			75,658

HEALTH CARE 5.3%
Amsurg Equity«(d)(i)		1,571,862	84,768

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

INDUSTRIALS 0.4%
NAC Aviation«(d)(i)	373,201	7,153

		7,153

Total Common Stocks (Cost $168,113)		175,550

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
SVB Financial Group
4.000% due 05/15/2026 ^(c)(h)	500,000	1
4.250% due 11/15/2026 ^(c)(h)	300,000	1
4.700% due 11/15/2031 ^(c)(h)	492,000	1

Total Preferred Securities (Cost $126)		3

REAL ESTATE INVESTMENT TRUSTS 1.3%
FINANCIALS 1.3%
Annaly Capital Management, Inc.	609,500	12,233
PennyMac Mortgage Investment Trust	556,200	7,931

Total Real Estate Investment Trusts (Cost $26,589)		20,164

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.8%
U.S. TREASURY BILLS 2.8%
5.131% due 10/08/2024 - 12/19/2024 (e)(f)(m)	$45,146	44,978

Total Short-Term Instruments (Cost $44,971)		44,978

Total Investments in Securities (Cost $2,867,024)		2,489,959

	SHARES
INVESTMENTS IN AFFILIATES 10.5%
SHORT-TERM INSTRUMENTS 10.5%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.5%
PIMCO Short-Term Floating NAV Portfolio III	17,316,706	168,613

Total Short-Term Instruments (Cost $168,488)		168,613

Total Investments in Affiliates (Cost $168,488)		168,613

Total Investments 165.1% (Cost $3,035,512)		$2,658,572
Financial Derivative Instruments(k)(l)0.1%(Cost or Premiums, net $30,446)		1,828
Other Assets and Liabilities, net (65.2)%		(1,049,639)

Net Assets 100.0%		$1,610,761

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

†		Represents co-investment made with Company’s affiliates in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission.
^		Security is in default.
«		Security valued using significant unobservable inputs (Level 3).
µ		All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ		Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
‡		Insurance-Linked Investments.
(a)		Security is an Interest Only ("IO") or IO Strip.
(b)		Payment in-kind security.
(c)		Security is not accruing income as of the date of this report.
(d)		Security did not produce income within the last twelve months.
(e)		Coupon represents a weighted average yield to maturity.
(f)		Zero coupon security.
(g)		Security becomes interest bearing at a future date.
(h)		Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)		RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity		11/02/2023 - 11/06/2023		$65,680	$84,768	5.26%
Corestate Capital Holding SA		08/22/2023		0	0	0.00
Intelsat Emergence SA		01/29/2021 - 02/23/2024		38,680	19,373	1.20
Market Garden Dogwood LLC		03/13/2024		42,000	43,010	2.67
NAC Aviation		06/01/2022 - 07/27/2022		8,750	7,153	0.45
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 05/31/2024		7,470	7,383	0.46

				$162,580	$161,687	10.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BNY	5.940%	08/09/2024	02/10/2025		(12,728)	$(12,849)
	5.940	09/10/2024	03/10/2025		(4,284)	(4,300)
	6.096	08/26/2024	11/26/2024		(9,488)	(9,546)
	6.262	08/05/2024	11/05/2024		(10,325)	(10,427)
BOM	5.710	09/05/2024	10/07/2024		(12,668)	(12,721)
BOS	5.440	09/19/2024	01/21/2025		(1,815)	(1,819)
	5.640	09/19/2024	01/21/2025		(1,671)	(1,674)
	5.690	09/19/2024	01/21/2025		(3,661)	(3,668)
	5.890	09/19/2024	01/21/2025		(1,058)	(1,060)
	6.090	09/19/2024	01/21/2025		(2,264)	(2,269)
BPS	3.710	09/18/2024	TBD(2)	EUR	(435)	(485)
	3.720	09/23/2024	TBD(2)		(1,723)	(1,920)
	5.250	09/20/2024	TBD(2)		$(10,374)	(10,390)
	5.250	09/27/2024	TBD(2)		(2,554)	(2,555)
	5.350	09/20/2024	TBD(2)		(5,047)	(5,055)
	5.350	09/26/2024	TBD(2)		(1,070)	(1,070)
	5.510	06/21/2024	10/24/2024		(5,778)	(5,876)
	5.530	09/10/2024	12/10/2024		(1,519)	(1,524)
	5.690	08/16/2024	11/15/2024		(12,471)	(12,562)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

	5.830	07/29/2024	10/29/2024		(7,570)	(7,648)
	5.940	08/16/2024	02/14/2025		(4,591)	(4,628)
	6.070	08/16/2024	02/14/2025		(13,943)	(14,060)
	6.090	07/29/2024	01/21/2025		(87,309)	(88,324)
	6.090	08/23/2024	02/21/2025		(5,124)	(5,159)
	6.190	07/29/2024	01/21/2025		(1,344)	(1,360)
	6.390	07/29/2024	01/21/2025		(16,306)	(16,505)
BRC	3.500	09/20/2024	TBD(2)		(2,771)	(2,774)
	5.700	09/27/2024	01/03/2025		(3,531)	(3,533)
	5.840	09/23/2024	01/21/2025		(4,258)	(4,263)
	5.950	08/28/2024	02/26/2025		(273)	(275)
	6.000	08/26/2024	02/26/2025		(8,774)	(8,826)
	6.000	08/28/2024	02/26/2025		(4,475)	(4,500)
	6.030	09/20/2024	TBD(2)		(3,094)	(3,100)
	6.040	08/02/2024	12/03/2024		(8,426)	(8,519)
	6.050	08/28/2024	02/26/2025		(6,952)	(6,992)
	6.090	08/02/2024	12/03/2024		(25,593)	(25,876)
	6.090	09/09/2024	01/09/2025		(15,852)	(15,916)
	6.100	08/28/2024	02/26/2025		(5,169)	(5,199)
	6.139	09/10/2024	12/10/2024		(5,773)	(5,794)
	6.140	07/29/2024	11/26/2024		(7,363)	(7,449)
	6.140	08/02/2024	12/03/2024		(3,192)	(3,228)
	6.140	09/12/2024	01/10/2025		(3,893)	(3,906)
	6.189	09/10/2024	12/10/2024		(6,024)	(6,045)
	6.289	09/10/2024	12/10/2024		(12,963)	(13,011)
	6.370	08/20/2024	11/20/2024		(3,331)	(3,356)
	6.420	08/05/2024	02/05/2025		(21,945)	(22,168)
	6.448	07/29/2024	10/29/2024		(4,704)	(4,758)
	6.610	07/08/2024	10/08/2024		(2,525)	(2,565)
BYR	5.320	08/19/2024	11/19/2024		(7,094)	(7,142)
	5.320	08/20/2024	11/19/2024		(5,920)	(5,959)
	5.320	08/23/2024	11/21/2024		(3,047)	(3,066)
	5.340	07/23/2024	11/20/2024		(497)	(503)
	5.340	07/24/2024	11/20/2024		(4,476)	(4,526)
	5.340	07/29/2024	11/20/2024		(7,977)	(8,059)
	5.340	08/21/2024	12/20/2024		(76,176)	(76,675)
	5.340	08/26/2024	11/20/2024		(3,785)	(3,807)
	5.360	09/09/2024	01/09/2025		(20,715)	(20,787)
	5.390	06/11/2024	10/09/2024		(4,049)	(4,123)
	5.460	09/30/2024	12/20/2024		(5,696)	(5,696)
CDC	5.390	09/16/2024	01/14/2025		(446)	(447)
	5.800	09/17/2024	10/28/2024		(278)	(279)
	5.890	09/09/2024	01/07/2025		(5,407)	(5,428)
CIB	5.700	09/13/2024	10/11/2024		(26)	(26)
DBL	5.350	09/09/2024	12/09/2024	GBP	(9,833)	(13,189)
	5.440	09/09/2024	12/09/2024		(4,145)	(5,560)
	5.560	09/09/2024	12/09/2024		(3,950)	(5,299)
	5.897	09/20/2024	11/15/2024		$(3,972)	(3,980)
	6.197	09/20/2024	11/15/2024		(2,413)	(2,417)
	6.325	09/13/2024	11/08/2024		(1,045)	(1,048)
	6.475	09/13/2024	11/08/2024		(2,036)	(2,042)
	6.525	09/13/2024	11/08/2024		(8,183)	(8,210)
	6.575	09/13/2024	11/08/2024		(16,971)	(17,026)
	6.625	09/13/2024	11/08/2024		(12,919)	(12,962)
	6.655	09/13/2024	11/08/2024		(2,743)	(2,753)
DEU	5.150	09/20/2024	TBD(2)		(6,550)	(6,560)
	5.660	09/09/2024	12/19/2024		(1,704)	(1,710)
GLM	5.220	09/27/2024	06/24/2025		(550)	(550)
	6.560	01/30/2024	10/29/2024		(2,428)	(2,536)
	6.610	01/30/2024	10/29/2024		(11,434)	(11,948)
IND	5.300	09/09/2024	03/06/2025		(895)	(898)
	5.630	09/03/2024	12/02/2024		(85)	(85)
JML	5.450	09/20/2024	11/12/2024		(1,569)	(1,571)
JPS	2.500	09/20/2024	11/12/2024		(2,616)	(2,618)
MEI	3.700	09/18/2024	10/04/2024	EUR	(1,997)	(2,226)
	3.800	09/23/2024	10/04/2024		(11,907)	(13,266)
	5.200	09/20/2024	10/18/2024		$(1,224)	(1,226)
MSB	5.486	09/20/2024	12/20/2024	GBP	(3,371)	(4,514)
	5.516	09/20/2024	12/20/2024		(3,135)	(4,198)
	5.546	09/20/2024	12/20/2024		(1,368)	(1,832)
	5.616	09/20/2024	12/20/2024		(7,089)	(9,493)
	5.740	09/04/2024	03/03/2025		$(22,925)	(23,032)
	5.766	09/20/2024	12/20/2024	GBP	(3,297)	(4,416)
	5.940	08/26/2024	02/24/2025		$(10,753)	(10,822)
	5.966	09/20/2024	12/20/2024	GBP	(4,245)	(5,686)
	6.040	08/26/2024	02/24/2025		$(1,180)	(1,187)
	6.040	09/17/2024	03/17/2025		(2,742)	(2,749)
	6.090	09/04/2024	03/03/2025		(31,277)	(31,432)
	6.090	09/17/2024	03/17/2025		(3,511)	(3,520)
	6.140	07/17/2024	01/13/2025		(2,065)	(2,093)
	6.140	08/26/2024	02/24/2025		(1,828)	(1,840)
	6.140	09/04/2024	03/03/2025		(3,926)	(3,946)
	6.190	06/04/2024	12/02/2024		(5,417)	(5,537)
	6.190	09/04/2024	03/03/2025		(7,923)	(7,963)
MZF	5.680	09/18/2024	03/18/2025		(10,637)	(10,659)
	5.830	09/18/2024	03/18/2025		(7,178)	(7,193)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

NOM	5.150	09/20/2024	TBD(2)	(792)	(793)
5.180	09/20/2024	TBD(2)	(1,066)	(1,067)
RCY	5.650	09/09/2024	10/07/2024	(7,406)	(7,432)
RTA	5.410	09/09/2024	01/09/2025	(6,767)	(6,792)
5.460	09/09/2024	01/09/2025	(736)	(739)
5.550	09/09/2024	01/09/2025	(7,751)	(7,780)
5.630	09/09/2024	01/09/2025	(24,616)	(24,708)
5.880	09/04/2024	03/04/2025	(6,837)	(6,870)
5.880	09/19/2024	01/21/2025	(13,354)	(13,383)
5.910	09/09/2024	01/09/2025	(3,207)	(3,220)
5.960	09/09/2024	01/09/2025	(12,112)	(12,160)
5.980	09/04/2024	03/04/2025	(13,126)	(13,190)
5.980	09/09/2024	01/09/2025	(15,177)	(15,237)
5.990	09/09/2024	01/09/2025	(3,986)	(4,002)
6.030	09/09/2024	11/08/2024	(19,872)	(19,949)
6.180	09/09/2024	01/09/2025	(2,079)	(2,087)
6.280	09/19/2024	01/21/2025	(3,822)	(3,831)
SBI	6.332	07/22/2024	01/15/2025	(3,471)	(3,515)
SOG	5.100	09/20/2024	TBD(2)	(10,260)	(10,276)
5.110	09/20/2024	TBD(2)	(543)	(544)
5.810	08/01/2024	10/16/2024	(1,268)	(1,281)
5.870	04/12/2024	10/09/2024	(1,269)	(1,305)
6.040	07/16/2024	01/16/2025	(12,117)	(12,286)
6.040	09/13/2024	03/13/2025	(8,617)	(8,645)
UBS	3.630	09/18/2024	TBD(2)	EUR	(956)	(1,066)
3.650	09/18/2024	TBD(2)	(2,764)	(3,081)
3.680	09/18/2024	TBD(2)	(2,800)	(3,120)
5.170	10/02/2024	01/03/2025	$(745)	(745)
5.800	07/02/2024	10/02/2024	(135)	(137)
5.850	07/02/2024	10/02/2024	(631)	(641)
6.530	06/05/2024	12/05/2024	(3,728)	(3,808)
6.540	07/23/2024	10/23/2024	(4,798)	(4,859)
WFS	5.950	08/29/2024	10/03/2024	(9,200)	(9,250)

Total Reverse Repurchase Agreements	$(1,017,621)

(j)	Securities with an aggregate market value of $1,369,683 and cash of $875 have been pledged as collateral under the terms of master agreements as of September 30, 2024.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(1,009,699) at a weighted average interest rate of 6.247%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2025	150	$(35,985)	$95	$34	$0
3-Month SOFR Active Contract December Futures	03/2026	38	(9,215)	80	8	0
3-Month SOFR Active Contract June Futures	09/2025	88	(21,294)	53	29	0
3-Month SOFR Active Contract March Futures	06/2025	94	(22,674)	66	29	0
3-Month SOFR Active Contract March Futures	06/2026	36	(8,732)	72	7	0
3-Month SOFR Active Contract September Futures	12/2024	76	(18,101)	237	4	0
3-Month SOFR Active Contract September Futures	12/2025	29	(7,028)	66	8	0

Total Futures Contracts	$669	$119	$0

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	27,000	$487	$98	$585	$0	$(14)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	9,800	286	6,583	6,869	0	(22)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2026	$58,100	289	259	548	0	(102)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2027	673,000	5,966	4,580	10,546	0	(1,418)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2028	53,800	769	371	1,140	0	(136)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	49,800	(924)	86	(838)	128	0

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2029	159,500	2,399	1,732	4,131	0	(438)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2034	48,600	1,057	833	1,890	0	(138)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	40,100	9,900	1,883	11,783	116	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	27,100	6,527	1,988	8,515	78	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052	81,300	(245)	(1,161)	(1,406)	332	0
Pay(1)	3-Month EUR-EURIBOR	2.500	Annual	03/19/2030	EUR	45,700	367	514	881	145	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	50,200	4,740	3,618	8,358	0	(197)
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033	5,700	448	(225)	223	0	(26)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	29,900	182	1,925	2,107	0	(32)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	MXN	4,900	0	3	3	1	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027	4,300	0	1	1	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032	2,100	9	(2)	7	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032	8,700	36	(8)	28	1	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032	2,100	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032	5,000	0	(1)	(1)	1	0

Total Swap Agreements	$32,293	$23,076	$55,369	$802	$(2,523)

Cash of $25,002 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024.
(1)	This instrument has a forward starting effective date.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2024	BRL	101	$18	$0	$(1)
10/2024	EUR	3,026	3,360	0	(9)
10/2024	HKD	25,777	3,311	0	(6)
10/2024	$19	BRL	101	0	0
BPS	10/2024	BRL	4,015	$717	0	(20)
10/2024	EUR	33,251	36,955	23	(81)
10/2024	HKD	91,713	11,775	0	(25)
10/2024	$722	BRL	4,015	15	0
10/2024	14,190	EUR	12,735	6	(20)
12/2024	MXN	4,085	$209	4	0
01/2025	BRL	4,058	722	0	(15)
05/2029	KWD	518	1,780	40	0
07/2029	78	270	6	0
BRC	10/2024	BRL	820	145	0	(5)
10/2024	GBP	33,976	44,823	0	(601)
10/2024	$151	BRL	820	0	0
10/2024	2,768	TRY	98,823	92	0
11/2024	7,219	272,673	368	0
12/2024	9,695	363,731	143	0
01/2025	4,077	155,155	19	0
02/2025	225	9,101	9	0
CBK	10/2024	EUR	1,395	$1,556	3	0
10/2024	$6,404	EUR	5,764	12	0
10/2024	114	IDR	1,762,300	2	0
FAR	10/2024	232,803	EUR	208,189	0	(1,057)
10/2024	45,567	GBP	34,092	12	0
11/2024	EUR	208,189	$233,122	1,058	0
11/2024	GBP	34,092	45,566	0	(13)
MYI	10/2024	EUR	191,769	213,725	257	0
10/2024	$7,685	CAD	10,353	0	(30)
11/2024	CAD	10,344	$7,685	30	0
SCX	11/2024	EUR	2,754	3,088	19	0
TOR	10/2024	CAD	10,350	7,690	37	0
UAG	10/2024	CHF	92	109	1	0
10/2024	GBP	116	154	0	(1)
10/2024	$108	CHF	91	0	0
11/2024	CHF	91	$108	0	0
02/2025	$200	TRY	8,172	9	0

Total Forward Foreign Currency Contracts	$2,165	$(1,884)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

SWAPAGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
									Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BRC	Egypt Government International Bond	1.000%	Quarterly	12/20/2028	5.604%	$6,200	$(1,071)	$75	$0	$(996)
	Egypt Government International Bond	1.000	Quarterly	06/20/2029	5.807	1,900	(405)	59	0	(346)
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.114	1,900	(371)	157	0	(214)

							$(1,847)	$291	$0	$(1,556)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
									Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	AP Core Holdings II, LLC	1-Month USD-SOFR	Monthly	10/31/2024	30	$0	(53)	0	(53)
BPS	Pay	Gateway Casinos & Entertainment Limited	1-Month USD-SOFR	Monthly	11/25/2024	260	0	1,213	1,213	0
BPS	Pay	Syniverse Holdings, Inc.	1-Month USD-SOFR	Monthly	12/31/2024	3,999	0	3,545	3,545	0

							$0	$4,705	$4,758	$(53)

Total Swap Agreements							$(1,847)	$4,996	$4,758	$(1,609)

(m)

Securities with an aggregate market value of $2,241 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory				Level 1		Level 2	Level 3	Fair Value at 09/30/2024

Investments in Securities, at Value
Loan Participations and Assignments				$0		$247,445	$281,098		$528,543
Corporate Bonds & Notes
Banking & Finance				0		140,250	0		140,250
Industrials				0		329,698	70,698		400,396
Utilities				0		46,080	0		46,080
Convertible Bonds & Notes
Banking & Finance				0		24,354	0		24,354
Industrials				0		2,996	0		2,996
Municipal Bonds & Notes
Puerto Rico				0		5,684	0		5,684
West Virginia				0		2,461	0		2,461
U.S. Government Agencies				0		24,092	0		24,092
Non-Agency Mortgage-Backed Securities				0		668,769	390		669,159
Asset-Backed Securities				0		346,259	23,201		369,460
Sovereign Issues				0		35,789	0		35,789
Common Stocks
Communication Services				588		0	7,383		7,971
Financials				13,275		0	62,383		75,658
Health Care				0		0	84,768		84,768
Industrials				0		0	7,153		7,153
Preferred Securities
Banking & Finance				0		3	0		3
Real Estate Investment Trusts
Financials				20,164		0	0		20,164
Short-Term Instruments
U.S. Treasury Bills				0		44,978	0		44,978

				$34,027		$1,918,858	$537,074		$2,489,959

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

Investmentsin Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes				$168,613			$0	$0	$168,613

Total Investments				$202,640			$1,918,858	$537,074	$2,658,572

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared				0			921	0	921
Over the counter				0			6,923	0	6,923

				$0			$7,844	$0	$7,844
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared				0			(2,523)	0	(2,523)
Over the counter				0			(3,493)	0	(3,493)

				$0			$(6,016)	$0	$(6,016)

Total Financial Derivative Instruments				$0			$1,828	$0	$1,828

Totals				$202,640			$1,920,686	$537,074	$2,660,400

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$171,394	$37,814	$(19,612)	$188	$(2)	$21,625	$69,691	$0	$281,098	$3,390
Corporate Bonds & Notes
Banking & Finance	21,785	0	(22,175)	0	204	186	0	0	0	(2,573)
Industrials	76,380	0	0	0	0	(5,682)	0	0	70,698	(5,682)
Non-Agency Mortgage-Backed Securities	277	0	(1)	0	0	275	0	(161)	390	265
Asset-Backed Securities	22,767	0	(58)	82	0	(2,645)	3,509	(454)	23,201	(2,658)
Common Stocks
Communication Services(2)	7,254	0	0	0	0	129	0	0	7,383	129
Financials	65,662	0	0	0	0	(3,279)	0	0	62,383	(3,279)
Health Care	77,814	0	0	0	0	6,954	0	0	84,768	6,954
Industrials	7,091	0	0	0	0	62	0	0	7,153	62
Preferred Securities
Industrials	0	0	0	0	(13,487)	13,487	0	0	0	0

Totals	$450,424	$37,814	$(41,846)	$270	$(13,285)	$31,112	$73,200	$(615)	$537,074	$(3,392)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$108,482	Discounted Cash Flow			Discount Rate			7.220 - 99.999	42.845
		13,720	Expected Recovery			Recovery Rate			83.144	—
		560	Indicative Market Quotation			Broker Quote			100.620	—
		6,977	Other Valuation Techniques(3)			-			—	—
		15,228	Proxy Pricing			Base Price			100.000	—
		18,908	Recent Transaction			Purchase Price			100.000	—
		117,223	Third Party Vendor			Broker Quote			98.000 - 103.500	100.690
Corporate Bonds & Notes
Industrials		70,698	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X /%	1.000/9.500	—
Non-Agency Mortgage-Backed Securities		390	Discounted Cash Flow			Discount Rate			99.999	—
Asset-Backed Securities		23,201	Discounted Cash Flow			Discount rate			13.000 -99.999	81.376
Common Stocks
Communication Services		7,383	Discounted Cash Flow			Discount Rate			12.950	—
Financials		19,373	Comparable Companies			EBITDA Multiple		X	4.400	—
		43,010	Sum of the Parts/Discounted Cash Flow			Discount Rate/Mortality Assumption			$15.323/2015 ANB VBT Mortality Table	—
Health Care		84,768	Comparable Companies			EBITDA Multiple		X	15.500	—
Industrials		7,153	Indicative Market Quotation			Broker Quote			$99.999	—

Total		$537,074

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2024 (Unaudited)

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Communication Services since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

Each of the Funds' subsidiaries was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
PDOLS I LLC	01/15/2021	0.0%
RLM 4365 LLC	01/15/2021	0.0%

† A zero balance may reflect actual amounts rounding to less than one thousand.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Notes to Financial Statements (Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction,

Notes to Financial Statements (Cont.)

financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

4. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund's transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$138,654	$223,059	$(193,200)	$29	$71	$168,613	$1,799	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	DEU	Deutsche Bank Securities, Inc.	NOM	Nomura Securities International, Inc.
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	RCY	Royal Bank of Canada
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC
DBL	Deutsche Bank AG London	MZF	Mizuho Securities USA LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TRY	Turkish New Lira
CHF	Swiss Franc	IDR	Indonesian Rupiah	USD (or $)	United States Dollar
EUR	Euro	KWD	Kuwaiti Dinar

Index/Spread Abbreviations:
EUR012M	12 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate	TSFR3M	Term SOFR 3-Month
SOFR	Secured Overnight Financing Rate	TSFR1M	Term SOFR 1-Month	TSFR6M	Term SOFR 6-Month

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
EURIBOR	Euro Interbank Offered Rate